UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 7, 2020
Date of Report (date of earliest event reported)

NRG ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15891		41-1724239
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

804 Carnegie Center	Princeton	New Jersey	08540
(Address of Principal Executive Offices)			(Zip Code)
(609) 524-4500
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01 Other Events

NRG Energy, Inc., or NRG or the Company, is an integrated power company built on dynamic retail brands with diverse generation assets. The Company’s core business is the sale of electricity and natural gas to residential, commercial and industrial customers, supported by the Company's wholesale generation.
As part of perfecting the integrated model, in which the majority of the Company’s generation serves its retail customers, the Company began managing its operations based on the combined results of the retail and wholesale generation businesses with a geographical focus in 2020. As a result, the Company changed its business segments from Retail and Generation to Texas, East and West/Other beginning in the first quarter of 2020. The Company's updated segment structure reflects how management currently makes financial decisions and allocates resources.
The Company's businesses are segregated as follows:
•Texas, which includes all activity related to customer operations in Texas (previously included in the Retail segment), plant operations in Texas (previously included in the Generation segment) and market operations in Texas (previously included in both the Retail and Generation segments);
•East, which includes the remaining activity related to customer operations (previously included in the Retail segment) and all activity related to plant operations in the East (previously included in the Generation segment) and market operations in the East (previously included in both the Retail and Generation segments);
•West/Other, which includes the following assets and activities (all previously included in the Generation segment, except for the Home Solar assets that were previously included in the Retail segment): (i) all activity related to plant and market operations in the West, (ii) activity related to the Cottonwood power plant that was sold to Cleco on February 4, 2019 and is being leased back until 2025, (iii) the remaining renewables activity, including the Company’s equity method investments in Ivanpah Master Holdings, LLC and Agua Caliente, the remaining Home Solar assets and the NFL stadium solar generating assets, and (iv) activity related to the Company’s equity method investment for the Gladstone power plant in Australia; and
•Corporate activities.
The vast majority of the Company’s business is in Texas, where the Company’s generation supply is fully integrated with its retail load. In the East, the Company’s retail load is more disperse throughout the region and not fully integrated with the Company’s generation supply due to the location of its power plants in that region. In the West, the Company’s business is primarily generation supply.
The Company is filing this Current Report on Form 8-K to retrospectively revise historical information to correspond with this new segment structure. Included in Exhibit 99.1 to this Current Report on Form 8-K are retrospectively revised discussions within the following sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the Securities and Exchange Commission (“SEC”) on February 27, 2020 (the “2019 Form 10-K”) in order to align with the new segment structure:
•Part I, Item 1 — Business;
•Part I, Item 2 — Properties;
•Part II, Item 6 — Selected Financial Data
•Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
•Part IV, Item 15 — Exhibits, Financial Statement Schedules, including a revised Report of Independent Registered Public Accounting Firm, Note 1, Nature of Business, Note 2, Summary of Significant Accounting Policies, Note 3, Revenue Recognition, Note 4, Acquisitions, Discontinued Operations and Dispositions, and Note 19, Segment Reporting, to the Company’s consolidated financial statements.
All other information in the 2019 Form 10-K remains unchanged. Also filed as Exhibit 99.2 to this Current Report on Form 8-K is unaudited quarterly financial information for the previously reported quarterly periods in the year ended December 31, 2019, which have been retrospectively revised to correspond with this new segment structure. The Consent of Independent Registered Public Accounting Firm is filed as Exhibit 23.1 to this Current Report on Form 8-K.
The changes in the reportable segment structure discussed above, as reflected in the information included in this Current Report on Form 8-K, affect only the manner in which the segment results were previously reported. This Current Report on Form 8-K does not revise nor restate the Company’s previously reported consolidated financial statements for any period and does not modify or update the disclosures in any way other than as described above and set forth in the exhibits hereto. The information included in this Current Report on Form 8-K has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2019 Form 10-K with the SEC on February 27, 2020. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2020 filed with the SEC on May 7, 2020 (the “first quarter 2020 10-Q”). The information in this Current Report on Form 8-K should be read in conjunction with the 2019 Form 10-K, the first quarter 2020 10-Q and other documents filed by the Company with the SEC or posted to the Company’s corporate website at www.nrg.com subsequent to February 27, 2020.

Item 9.01  Financial Statements and Exhibits
Exhibits

Exhibit Number	Document
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Items from Annual Report on Form 10-K for the year ended December 31, 2019, revised to update historical financial information and related disclosures to reflect a change in the Company's segment structure: Part 1, Item 1 - Business; Part I, Item 2 - Properties; Part II, Item 6 - Selected Financial Data; Part II, Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations; and Part IV, Item 15 - Exhibits, Financial Statement Schedules

99.2	Supplemental quarterly financial data for the year ended December 31, 2019 (unaudited)
101	The revised financial information from the Annual Report on Form 10-K for the year ended December 31, 2019 included in Part IV, Item 15 - Exhibits, Financial Statement Schedules of Exhibit 99.1 of this Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the iXBRL document

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)

By:	/s/ MAURICIO GUTIERREZ

Mauricio Gutierrez Chief Executive Officer
Date: May 7, 2020